SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 18, 2005
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                         HARBOR FLORIDA BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                     000-22817               65-0813766
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(State or other jurisdiction        (Commission             (IRS Employer
        of incorporation)            File Number)          Identification No.)


                   100 S. Second Street, Fort Pierce, FL 34950
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              (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code (772) 461-2414
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                  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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  Item 1.01       Entry into a Material Definitive Agreement

     On April 18, 2005, the Company entered into amendments to existing Change of Control and Non-Compete Agreements with Executive Vice President J. Hal Roberts and with Senior Vice Presidents David C. Hankle, Michael Brown, Jr., H. Michael Callahan, and Albert Fort (the "Senior Vice Presidents").

     The amendment to the Change of Control and Non-Compete Agreement between Harbor Federal Savings Bank and Executive Vice President, J. Hal Roberts made a technical change regarding election of payment to assure compliance with the
Section 409(a) Deferred Compensation Rules.

     The amendment to the Change of Control and Non-compete Agreement between Harbor Federal Savings Bank and the Senior Vice Presidents ("the Agreements") i) extended the termination benefits multiple from two (2) to three (3) times annual salary, bonus and benefits, ii) increased the existing non-compete period in the Agreements from one (1) to two (2) years, and iii) made a technical change regarding election of payment to assure compliance with the Section 409(a) Deferred Compensation Rules.

         Copies of the Amendment to the Change of Control and Non-Compete Agreements will be filed with the Company's quarterly report on Form 10-Q for the second quarter ended March 31, 2005.




                                  SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        April 19, 2005          HARBOR FLORIDA BANCSHARES,
                                          INC., Registrant


                                      By:                   /s/
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                                              Name:  H. Michael Callahan
                                              Title:  Senior Vice President and
                                              Chief Financial Officer